                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) August 11, 1998





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        1-6154
(I.R.S. Employer
Identification Number)          74-1494554





250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (972) 652-4000
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Item 5. Other Events.

     Item 5.  Other Events.

      On August 11, 1998, Associates First Capital Corporation (the direct parent of the Registrant) announced it had entered into a definitive agreement to purchase the assets and assume the liabilities of Avco Financial Services, Inc. The acquisition is subject to regulatory approvals. A copy of the news release dated August 11, 1998, issued by Associates First Capital Corporation is attached as Exhibit 20 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.


     20 - News Release by Associates First Capital Corporation dated August 11, 1998




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES CORPORATION OF
                                     NORTH AMERICA



                                     By: /s/ Timothy M. Hayes
                                         ----------------------
                                         Timothy M. Hayes
                                         Assistant Secretary


Date: March 3, 1998